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                                                                    Exhibit 10.9

                              AMENDMENT NO. 1 TO

                     INTERIM CAPITAL ASSISTANCE AGREEMENT
                     ------------------------------------

     THIS AMENDMENT NO. 1, dated as of this 1 day of May, 1997, is made and entered into by and among the Shareholder(s), Pan American Financial, Inc., an insured depository institution within the meaning of the Federal Deposit Insurance Act, as amended (the "FDIA"), 12 U.S.C. Section 1811, et seq.,
                                                                -- ---
organized and existing as a financial institution with its principal place of business at 1300 El Camino Real, San Mateo, California, Pan American Bank, FSB (the "Assuming Institution"), and the Federal Deposit Insurance Corporation, as Manager of the FSLIC Resolution Fund (the successor to the assets and liabilities of the Resolution Trust Corporation (the "RTC")), a corporation duly organized and existing under the laws of the United states of America and having its principal office in Washington, D.C. (the "FDIC").


                                   RECITALS
                                   --------

     WHEREAS, the Shareholder(s), Assuming Institution, and the former RTC entered into an Interim Capital Assistance Agreement dated as of April 29, 1994 (the "Agreement"); and

     WHEREAS, subsection (f) of Section 12 of the Agreement provides, in pertinent part, that no amendment or other modification of the Agreement shall be effective except pursuant to a written agreement subscribed by the duly authorized representatives of the Parties; and

     WHEREAS, the Shareholder(s), Assuming Institution, and FDIC desire to amend the Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and other good valuable consideration, the receipt and sufficiency of which are herby acknowledged, the Shareholder(s), Assuming Institution, and FDIC hereby agree as follows:

     1.   Defined Terms.   Except as otherwise provided herein, capitalized
          -------------
terms used in this Amendment shall have the respective meanings assigned to them in the Agreement (such meanings to be equally applicable to both the singular and plural forms of the terms defined).
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          2.   Negative Covenants of Shareholder(s) and Assuming Institution.
               -------------------------------------------------------------
Subsection (a) of Section 8 of the Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

               "(a) Declare or pay any dividends, or issue any of its capital stock or any options or other rights in respect thereto, or repurchase, redeem, retire or otherwise acquire for value any of its outstanding capital stock, or make any distribution of its assets to any of its Shareholders or Holding Company as such; provided, that dividends may be
                                              --------  ----
     paid if:

          (i) used by the Shareholder(s) exclusively for payment of principal or interest on the Promissory Note, or

          (ii) The Assuming Institution has provided the FDIC with 30 days' prior written notice of its intent to declare or pay any such dividends, which includes a written certification from the Assuming Institution's chief executive officer that it is in compliance with all of the conditions set forth in clauses (A) through (E) below:

               (A) the Assuming Institution has enclosed in such notice a business plan setting forth in specific detail its plans for repayment of the Promissory Note,

               (B) the payment of any such dividends would not exceed 50% of the net income of the Assuming Institution earned during the period in which dividends are to be declared and paid,

               (C) there is no Event of Default in existence under the Agreement or the Promissory Note,

               (D) the Assuming Institution would not cause an Event of Default under the Agreement or the Promissory Note by the declaration or payment of any such dividends, and

               (E) the declaration or payment of any such dividends is not prohibited or objected to by the Assuming Institution's primary Federal regulator."

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          3.  Miscellaneous.
              -------------

              (a)  Ratification: Effective Date.  Except as specifically amended
                   ----------------------------
hereby, the Agreement and the Promissory Note shall remain in full force and effect and are hereby ratified and confirmed.

              (b)  Counterparts.  This Amendment No. 1 may be executed in any
                   ------------
number of counterparts and by the duly authorized representative of a different Party on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.


                            SIGNATURE PAGE FOLLOWS

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     IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the day and year first above written.



                                      ASSUMING INSTITUTION:
                                      PAN AMERICAN BANK FSB


Witness: /s/ ANDREE B. MOORE           By: /s/ LAWRENCE J. GRILL
        --------------------------        -----------------------------
                                      Its:  President
                                          ----------------------------


                                      SHAREHOLDERS:
                                      PAN AMERICAN FINANCIAL, INC.

Witness: /s/ CHERYL STUDLEY           By: /s/ GUILLERMO BRON
        -------------------------        -----------------------------
                                      Its: Chairman
                                          ----------------------------


                                      FEDERAL DEPOSIT INSURANCE
                                      CORPORATION

Witness:/s/ [SIGNATURE ILLEGIBLE]     By: /s/ RICHARD H. FISCHMAN
        -------------------------        -----------------------------
                                      Its:    RICHARD H. FISCHMAN
                                          ----------------------------
                                              Assistant Director

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